Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 8 - Income Taxes

There was no current or deferred income tax expense (benefit) for the years ended December 31, 2013 and December 31, 2012.

The following table sets forth a reconciliation of the provision for income taxes to the statutory federal rate:

	Year Ended December 31,
	2013	2012
Statutory tax rate	34.0%	34.0%
Derivative instruments	11.8%	(94.8)%
Oil and gas costs and long-lived assets	(6.3)%	30.7%
Non-deductible expenses	(5.8)%	14.9%
Change in valuation allowance	(33.7)%	15.2%
Effective tax rate	0.0%	0.0%

Significant components of the deferred tax assets and liabilities are as follows:

	Year Ended December 31,
	2013	2012
Non-current deferred tax asset:
Oil and gas costs and long-lived assets	$-	$698,339
Derivative instruments	921,771	612,139
Net operating loss carry-forward	9,138,048	8,010,770
Valuation allowance	(9,319,900)	(9,321,248)
Net deferred tax asset	739,919	-
Non-current deferred tax liability:
Oil and gas costs and other Black Raven assets	(739,919)	-
Net deferred tax asset (liability)	$-	$-

At December 31, 2013, we have a net operating loss carry forward of approximately $74 million expiring in 2021-2033 that is subject to certain limitations on an annual basis. A valuation allowance has been established against net operating losses where it is more likely than not that such losses will expire before they are utilized.

The Company incurred a change of control as defined by the Internal Revenue Code. Accordingly, the rules will limit the utilization of the Company’s net operating losses. The limitation is determined by multiplying the value of the stock immediately before the ownership change by the applicable long-term exempt rate. It is estimated that approximately $57.9 million of net operating losses may be subject to an annual limitation. Any unused annual limitation may be carried over to later years. The amount of the limitation may under certain circumstances be increased by the built-in gains in assets held by the Company at the time of the change that are recognized in the five-year period after the change.